Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 23, 2014 (this “Agreement”), by and among Albany Molecular Research, Inc., a Delaware corporation (the “Borrower”), Barclays Bank PLC, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), each Lender party hereto (collectively, the “Lenders”) and each other Loan Party party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 24, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lending institutions from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement);

WHEREAS, the Borrower has delivered to the Administrative Agent a request to increase the Revolving Commitment by an aggregate principal amount of $25,000,000 to be provided by JPMorgan Chase Bank, N.A. on terms identical to those applicable to the existing Revolving Loans (the “Revolving Commitment Increase”); and

WHEREAS, in connection with such Revolving Commitment Increase and in accordance with Section 10.01 of the Credit Agreement, the Borrower wishes to make certain amendments and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Credit Agreement Amendments. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of December 23, 2014, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 1.

(b)	The definition of “L/C Issuer” is hereby amended and restated in its entirety by replacing the existing definition with the following:

“L/C Issuer” means (i) Barclays Bank PLC, in its capacity as issuer of Letters of Credit under Section 2.05(a), and its successor or successors in such capacity, (ii) Morgan Stanley Bank N.A., in its capacity as issuer of Letters of Credit under Section 2.05(a), and its successor or successors in such capacity, (iii) JPMorgan Chase Bank, N.A., in its capacity as issuer of Letters of Credit under Section 2.05(a), and its successor or successors in such capacity and (iv) any other Revolving Lender (or, if reasonably satisfactory to the Administrative Agent, an Affiliate of any Revolving Lender) which the Borrower shall have designated as an “L/C Issuer” by notice to the Administrative Agent with the consent of such other Revolving Lender or Affiliate of a Revolving Lender, as applicable.

(c)	The definition of “L/C Issuer Sublimit” is hereby amended and restated in its entirety by replacing the existing definition with the following:

“L/C Issuer Sublimit” means (a) with respect to Barclays Bank PLC, $5,000,000 of the L/C Sublimit, (b) with respect to Morgan Stanley Bank N.A., $5,000,000 of the L/C Sublimit and (c) with respect to JPMorgan Chase Bank, N.A., $5,000,000 of the L/C Sublimit. The L/C Issuer Sublimit is a part of, and not in addition to, the Revolving Committed Amount or the L/C Sublimit.

(d)	The definition of “Lead Arrangers” is hereby amended and restated in its entirety by replacing the existing definition with the following:

“Lead Arrangers” means Barclays Bank PLC, Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC, in their capacities as joint lead arrangers, or any successor lead arrangers.

(e)	The definition of “Required Lenders” is hereby amended and restated in its entirety by replacing the existing definition with the following:

“Required Lenders” means, at any time of determination, Lenders whose aggregate Credit Exposure constitutes more than 50% of the Credit Exposure of all Lenders at such time; provided, however, that Required Lenders shall in any case include each Lender whose Credit Exposure constitutes 25% or more of the aggregate Credit Exposure of all Lenders; provided, further, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders such Lender and its Credit Exposure at such time.

(f)	Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety by replacing the existing Schedule 2.01 with the new Schedule 2.01 attached to this Agreement as Exhibit A.

(g)	Schedule 5.12 of the Credit Agreement is hereby amended and restated in its entirety by replacing the existing Schedule 5.12 with the new Schedule 5.12 attached to this Agreement as Exhibit B.

(h)	Section 6.09(b)(ii) of the Credit Agreement is hereby amended by replacing the words “forty-five (45) days” with “ninety (90) days”.

(i)	Section 10.02(a)(ii) of the Credit Agreement is hereby amended by inserting the following at the end:

JPMorgan Chase Bank, N.A.

10 S. Dearborn

Chicago, IL 60603

Attn: Dinesh Chandrasekaran

Phone: (91-80) 66766130 ext. 66130 or (91-80) 66762620 ext. 62620

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Fax: (214) 307-6874

Email: Chicago.lc.agency.servicing.team@jpmchase.com

(j)	All references to “Increase Effective Date,” “Increase Joinder,” “Incremental Revolving Commitment Percentage,” “Incremental Revolving Commitments,” “Incremental Revolving Increase,” “Incremental Revolving Loans” and “Section 2.15” contained in the Credit Agreement shall be removed in its entirety and the contents of Section 2.15 of the Credit Agreement shall be replaced with “[Reserved]”.

2.	Effective Date Conditions. This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent and the Lenders;

(ii)	the Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement and the Revolving Commitment Increase, (B) certifying that the certificate or articles of incorporation and by-laws of the Borrower either (x) have not been amended since the Closing Date or (y) are attached as an exhibit to such certificate, (C) certifying that the certificate of good standing of the Borrower as of a recent date is attached as an exhibit to such certificate and (D) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (v) and (vi) below;

(iii)	(A) all fees and out-of-pocket expenses for which invoices have been presented at least three Business Days prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.04 of the Credit Agreement in connection with this Agreement shall have been paid or reimbursed and (B) all accrued and unpaid interest, fees or other amounts then due and payable in respect of the Loans outstanding immediately prior to effectiveness of this Agreement, to the extent not otherwise waived, shall have been paid;

(iv)	the Administrative Agent shall have received an opinion of Willkie Farr & Gallagher LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(v)	all representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be (i) in the case of representations and warranties qualified by “materiality,” “Material Adverse Effect” or similar language, true and correct in all respects and (ii) in the case of all other representations and warranties, true and correct in all material respects, in each case, both immediately before and after giving effect to the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on the basis set forth above as of such earlier date; and

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(vi)	no Default or Event of Default exists or would result, both immediately before and after giving effect to the Effective Date.

3.	Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:

(i)	the execution, delivery and performance by each Loan Party of this Agreement (a) have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action and (b) do not and will not (x) contravene the terms of any of such Person’s Organization Documents, (y) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject except in the case of this clause (y) any such conflict, breach or contravention that would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect or (z) violate any Law, except in any case for such violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

(ii)	this Agreement has been duly executed and delivered by each Loan Party that is party thereto and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, examinership, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).

4.	Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Finance Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

5.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.

6.	Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the Credit Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof; provided that, notwithstanding anything contained herein, the Fee Letter shall survive the Closing Date. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

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7.	Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.	Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement, the Credit Agreement and the other Loan Documents, and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York.

9.	WAIVER OF JURY TRIAL. Each party hereby waives, to the fullest extent permitted by applicable Laws, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.

10.	Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 5 hereof).

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

ALBANY MOLECULAR RESEARCH, INC., as the Borrower

By:	/s/ Michael M. Nolan
Name: Michael M. Nolan
Title: Treasurer

ALO ACQUISITION LLC, as a Guarantor

By:	/s/ Michael M. Nolan
Name: Michael M. Nolan
Title: Managing Member

AMRI BURLINGTON, INC., as a Guarantor

By:	/s/ Michael M. Nolan
Name: Michael M. Nolan
Title: Treasurer

AMRI RENSSELAER, INC., as a Guarantor

By:	/s/ Michael M. Nolan
Name: Michael M. Nolan
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

CEDARBURG PHARMACEUTICALS, INC., as a Guarantor

By:	/s/ Michael M. Nolan
Name: Michael M. Nolan
Title: Treasurer

OSO BIOPHARMACEUTICALS MANUFACTURING LLC, as a Guarantor

By:	/s/ Michael M. Nolan
Name: Michael M. Nolan
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC,
as the Administrative Agent and as a Lender

By:	/s/ John Skrobe
Name: John Skrobe
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY BANK N.A.,
as a Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMorgan Chase Bank, N.A.,
as a Lender and as L/C Issuer

By:	/s/ Thomas Strasenburgh
Name: Thomas Strasenburgh
Title: V.P. & Authorized Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

Schedule 2.01

Lenders and Commitments

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
Barclays Bank PLC	$25,000,000	33.34%
Morgan Stanley Bank N.A.	$25,000,000	33.33%
JPMorgan Chase Bank, N.A.	$25,000,000	33.33%
Total	$75,000,000	100%